Sub-Item 77Q1: Exhibit (a)

FEDERATED EQUITY FUNDS
Amendment No. 33
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is
amended as follows:


A.	Strike the first paragraph of
Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the
Trustees set forth in Article XII,
Section 8, inter alia, to establish and
designate any additional Series or
Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Mid Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby certify
that the above-stated Amendment is a
true and correct Amendment to
the Declaration of Trust, as adopted by
the Board of Trustees at a meeting on
the 13th day of November, 2008, to
become effective on January 21, 2009.

	WITNESS the due execution hereof
this 13th day of November, 2008.


/s/ John F. Donahue
/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ Thomas G. Bigley
/s/ John E. Murray, Jr.
Thomas G. Bigley
John E. Murray, Jr.

/s/ John T. Conroy, Jr.
/s/ R. James Nicholson
John T. Conroy, Jr.
R. James Nicholson

/s/ Nicholas P. Constantakis
/s/ Thomas M. O'Neill
Nicholas P. Constantakis
Thomas M. O'Neill

/s/ John F. Cunningham
/s/ Marjorie P. Smuts
John F. Cunningham
Marjorie P. Smuts

/s/ J. Christopher Donahue
/s/ John S. Walsh

J. Christopher Donahue
John S. Walsh

/s/ Peter E. Madden
/s/James F. Will
Peter E. Madden
James. F. Will

Current as of:  8/18/94